UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-3950
Van Kampen U.S. Government Trust

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices)     (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 12/31
Date of reporting period: 12/31/08

Item 1. Report to Shareholders.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen U.S. Mortgage Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of December 31, 2008.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 12/31/08

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the Merrill Lynch 1 to 10 Year Treasury Index and Barclays Capital Mortgage Index from 12/31/98 through 12/31/08. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares
	since 5/31/84		since 8/24/92		since 8/13/93		since 9/25/06
		w/max		w/max		w/max
		4.75%		4.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	7.33%	7.12%	4.53%	4.53%	3.84%	3.84%	2.59%

10-year	4.14	3.63	3.48	3.48	3.32	3.32	—

5-year	2.81	1.82	2.02	1.77	2.02	2.02	—

1-year	–1.94	–6.59	–2.70	–6.38	–2.70	–3.62	–1.38

30-Day SEC Yields	2.46%		1.85%		1.86%		2.83%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by investors through (i) taxexempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees.

Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change. Periods of less than one year are not annualized.

The Lehman Brother’s Mortgage Index, which has been shown in the Fund’s previous shareholder reports and prospectuses, changed its name to Barclays Capital Mortgage Index as of November 3, 2008. The Merrill Lynch 1 to 10 Treasury Index is an unmanaged index of fixed-rate, coupon bearing U.S. Treasury securities with a maturity range of one to ten years. The Barclays Capital Mortgage Index is an unmanaged, total return index made up of all fixed-rate securities backed by mortgage-backed securities. The Indexes do not include any expenses, fees or sales charges, which would lower performance. The Indexes are unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Fund Report
For the 12-month period ended December 31, 2008

Market Conditions

The financial markets experienced extreme volatility and price deterioration during the 12-month reporting period. Most of this occurred in the last two quarters of the year when a series of large financial institutions were forced to merge, taken over by the government, or failed altogether, causing investor confidence to plummet and sparking a downward market spiral that accelerated at an alarming pace. Fear gripped the market, short-term borrowing costs soared, bank lending nearly ceased, and credit spreads dramatically widened as investors required substantial compensation for assuming risk. As a result, all sectors of the bond market deteriorated with the exception of U.S. Treasuries and cash, to which investors fled in a flight-to-quality.

Government officials took unprecedented steps to fortify the precarious financial system, including a $700 billion rescue plan (TARP) and several reductions in the target federal funds rate, bringing that rate to a range of just 0.0 percent to 0.25 percent. By December, however, these efforts appeared to have done little to improve investor confidence, which was further undermined by confirmation from the National Bureau of Economic Research that the economy had in fact been in recession since December of the previous year. An extremely poor November 2008 employment report, released in early December, proved to be the bitter icing on a very distasteful cake. With November non-farm payrolls declining by the largest monthly amount in 34 years, hopes for a consumer-led economic recovery in the near term vanished. Although isolated sectors of the bond market showed some improvement late in the period, as of year end the factors that have plagued the market—tremendously high volatility, very little liquidity, and a general sense of fear over the residential housing market, the strength of the economy both here and abroad, and the direction of the markets—continue to play out.

Performance Analysis

All share classes of Van Kampen U.S. Mortgage Fund underperformed the Merrill Lynch 1 to 10 Year Treasury Index (the “Index”) and the Barclays Capital Mortgage Index for the 12 months ended December 31, 2008 assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended December 31, 2008

				Merrill Lynch 1 to
				10 Year Treasury	Barclays Capital
Class A	Class B	Class C	Class I	Index	Mortgage Index

-1.94%	-2.70%	-2.70%	-1.38%	11.33%	8.34%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

The largest detractor from the Fund’s relative performance was an allocation to non-agency mortgage securities, which are not represented in the Merrill Lynch 1 to 10 Year Treasury Index or the Barclays Capital Mortgage Index. Forced selling, coupled with rising mortgage delinquencies and falling home prices, pressured the non-agency mortgage sector, causing valuations to decline. Over the course of the period, we reduced the Fund’s allocation to the sector.

The Fund’s yield curve positioning also detracted from relative performance. Our yield curve strategy involved the use of Treasury futures and zero-coupon swap contracts. In the fourth quarter of the year, the swap contracts lost value, hindering the performance of the overall position.

Conversely, within the Fund’s agency mortgage securities holdings, a focus on higher-coupon issues benefited performance.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Summary of Investments by Coupon Distribution as of 12/31/08 (Unaudited)

up to 4.9	27.0%
5.0-5.9	55.4
6.0-6.9	12.4
7.0-7.9	2.2
8.0-8.9	1.9
9.0-9.9	0.7
10 or more	0.4

Asset Allocation as of 12/31/08 (Unaudited)

FHLMC	50.8%
FHMA	36.3
REMIC/CMO	4.1
GNMA	2.8

Total Long-Term Investments	94.0
Purchased Options	0.1
Total Short-Term Investments	23.6

Total Investments	117.7
Liabilities in Excess of Other Assets	(17.6)
Written Options	(0.1)

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above.

Coupon distribution is as a percentage of long-term investments. Asset allocation is as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 7/1/08 - 12/31/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	7/1/08	12/31/08	7/1/08-12/31/08

Class A
Actual	$1,000.00	$1,008.67	$4.80
Hypothetical	1,000.00	1,020.36	4.82
(5% annual return before expenses)

Class B
Actual	1,000.00	1,004.88	8.67
Hypothetical	1,000.00	1,016.49	8.72
(5% annual return before expenses)

Class C
Actual	1,000.00	1,004.90	8.67
Hypothetical	1,000.00	1,016.49	8.72
(5% annual return before expenses)

Class I
Actual	1,000.00	1,014.81	3.65
Hypothetical	1,000.00	1,021.52	3.66
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.95%, 1.72%, 1.72% and 0.72% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Van Kampen U.S. Mortgage Fund
Portfolio of Investments  ■  December 31, 2008

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Mortgage Backed Securities 83.3%
$13,209	Federal Home Loan Mortgage Corp.	4.500%	09/01/35 to 01/01/36	$13,419,724
63,532	Federal Home Loan Mortgage Corp.	5.000	10/01/18 to 03/01/37	65,030,659
41,312	Federal Home Loan Mortgage Corp.	5.500	12/01/16 to 11/01/37	42,472,000
24,534	Federal Home Loan Mortgage Corp.	6.000	03/01/29 to 11/01/38	25,302,935
3,060	Federal Home Loan Mortgage Corp.	6.500	07/01/14 to 08/01/33	3,191,251
2,933	Federal Home Loan Mortgage Corp.	7.500	01/01/20 to 07/01/33	3,108,648
2,163	Federal Home Loan Mortgage Corp.	8.000	12/01/19 to 05/01/32	2,296,897
2,557	Federal Home Loan Mortgage Corp.	8.500	10/01/10 to 06/01/31	2,752,374
451	Federal Home Loan Mortgage Corp.	10.000	04/01/09 to 08/01/21	505,208
23	Federal Home Loan Mortgage Corp. (FHA/VA)	10.000	09/01/10 to 01/01/19	25,702
1	Federal Home Loan Mortgage Corp.	10.250	11/01/09	1,074
538	Federal Home Loan Mortgage Corp.	11.000	11/01/09 to 01/01/21	611,778
49,970	Federal Home Loan Mortgage Corp., January (a)	4.500	TBA	50,641,497
86,127	Federal Home Loan Mortgage Corp., January (a)	5.000	TBA	88,024,464
73,085	Federal Home Loan Mortgage Corp., January (a)	5.500	TBA	74,809,368
25,400	Federal Home Loan Mortgage Corp., January (a)	6.500	TBA	26,380,288
42,629	Federal National Mortgage Association	4.500	09/01/15 to 10/01/22	43,750,799
3,345	Federal National Mortgage Association	5.000	03/01/22 to 07/01/37	3,425,966
15,477	Federal National Mortgage Association (a)	5.000	12/01/35	15,835,908
84,359	Federal National Mortgage Association	5.500	12/01/32 to 11/01/37	86,624,605
2,773	Federal National Mortgage Association	6.000	07/01/12 to 07/01/38	2,869,177
19,163	Federal National Mortgage Association	6.500	11/01/13 to 12/01/33	20,046,070
1,650	Federal National Mortgage Association	7.000	05/01/13 to 07/01/34	1,744,398
4,297	Federal National Mortgage Association	7.500	04/01/15 to 10/01/32	4,553,267
3,662	Federal National Mortgage Association	8.000	12/01/16 to 09/01/32	3,887,501
1,215	Federal National Mortgage Association	8.500	08/01/14 to 06/01/21	1,365,144
149	Federal National Mortgage Association	9.000	05/01/09 to 02/01/21	161,286
577	Federal National Mortgage Association	9.500	05/01/20 to 04/01/30	638,002

See Notes to Financial Statements

Van Kampen U.S. Mortgage Fund
Portfolio of Investments  ■  December 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Mortgage Backed Securities (Continued)
$217	Federal National Mortgage Association	10.500%	06/01/10 to 05/01/21	$247,428
38	Federal National Mortgage Association	11.000	05/01/12 to 07/01/19	43,456
28	Federal National Mortgage Association	11.500	01/01/13 to 07/01/15	30,684
124	Federal National Mortgage Association	13.000	06/01/15	148,547
15,900	Federal National Mortgage Association, January (a)	4.000	TBA	15,925,440
22,625	Federal National Mortgage Association, January (a)	4.500	TBA	22,936,094
14,175	Federal National Mortgage Association, January (a)	5.000	TBA	14,474,007
6,081	Government National Mortgage Association	5.500	05/15/33 to 10/15/34	6,284,281
2,401	Government National Mortgage Association	6.000	01/15/28 to 04/15/29	2,491,287
592	Government National Mortgage Association	6.500	04/15/26 to 12/15/28	622,266
1,183	Government National Mortgage Association	7.000	08/15/22 to 01/15/29	1,253,642
2,175	Government National Mortgage Association	7.500	01/15/17 to 01/15/30	2,305,268
1,458	Government National Mortgage Association	8.000	05/15/16 to 12/15/21	1,555,740
1,231	Government National Mortgage Association	8.500	09/15/16 to 06/15/23	1,317,023
2,371	Government National Mortgage Association	9.000	01/15/09 to 08/15/24	2,536,866
1,343	Government National Mortgage Association	9.500	07/15/09 to 09/15/22	1,460,823
465	Government National Mortgage Association	10.500	12/15/15 to 10/15/19	523,583
59	Government National Mortgage Association	11.000	03/15/10 to 12/15/18	65,465
119	Government National Mortgage Association	11.500	10/15/10 to 02/15/16	135,768
95	Government National Mortgage Association	12.000	11/15/12 to 07/15/15	110,086
27	Government National Mortgage Association	12.250	02/15/15 to 06/15/15	31,876
72	Government National Mortgage Association	12.500%	07/15/10 to 08/15/15	84,786
36	Government National Mortgage Association	13.000	02/15/11 to 05/15/15	41,197

See Notes to Financial Statements

Van Kampen U.S. Mortgage Fund
Portfolio of Investments  ■  December 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Mortgage Backed Securities (Continued)
$885	Government National Mortgage Association II	6.000%	04/20/29	$916,303
6	Government National Mortgage Association II	8.500	02/20/17	6,876
175	Government National Mortgage Association II	10.500	02/20/16 to 05/20/19	196,136
95	Government National Mortgage Association II	11.000	09/20/13 to 08/20/19	106,037
56	Government National Mortgage Association II	11.500	11/20/13 to 07/20/19	63,507
54	Government National Mortgage Association II	12.000	12/20/13 to 12/20/15	62,534
27	Government National Mortgage Association II	12.500	10/20/13 to 08/20/15	31,789

	Total Mortgage Backed Securities 83.3%			659,484,785

	Adjustable Rate Mortgage Backed Securities 6.5%
3,068	Federal Home Loan Mortgage Corp.	5.796	04/01/37	3,091,932
13,943	Federal National Mortgage Association	4.412	01/01/36	13,236,591
6,207	Federal National Mortgage Association	4.431	03/01/36	5,870,986
4,984	Federal National Mortgage Association	4.504	03/01/36	4,721,115
7,552	Federal National Mortgage Association	4.892	04/01/36	7,249,751
5,505	Federal National Mortgage Association	4.912	05/01/36	5,192,225
3,164	Federal National Mortgage Association	5.140	06/01/35	3,213,403
971	Federal National Mortgage Association	5.230	07/01/33	976,621
3,538	Federal National Mortgage Association	5.252	03/01/37	3,532,489
4,352	Federal National Mortgage Association	5.443	04/01/37	4,463,129

	Total Adjustable Rate Mortgage Backed Securities 6.5%			51,548,242

	Collateralized Mortgage Obligations 4.2%
2,083	American Home Mortgage Assets (b) (c)	0.771	06/25/47	153,312
5,332	Countrywide Alternative Loan Trust (b)	0.611	07/25/46	4,146,541
119,867	Countrywide Alternative Loan Trust (d) (e)	0.799	12/20/35	861,542

See Notes to Financial Statements

Van Kampen U.S. Mortgage Fund
Portfolio of Investments  ■  December 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Collateralized Mortgage Obligations (Continued)
$3,526	Federal Home Loan Mortgage Corp. (b)	0.621%	09/25/45	$2,923,891
1,706	Federal Home Loan Mortgage Corp. (REMIC) (b) (c) (e)	6.905	06/15/31	128,196
1,117	Federal Home Loan Mortgage Corp. (REMIC) (b) (c) (e)	7.355	03/15/32	89,593
4,225	Federal Home Loan Mortgage Corp. (STRIPS) (c) (e)	8.000	06/01/31	577,901
2,181	Federal National Mortgage Association (REMIC) (c) (e)	*	09/18/27	329,425
3,814	Federal National Mortgage Association (REMIC) (b)	0.531	12/25/36	3,366,069
5,029	Federal National Mortgage Association (b)	0.671	05/25/35	4,420,387
42,846	Federal National Mortgage Association (REMIC) (c) (d) (e)	2.967	03/25/36	321,344
2,124	Federal National Mortgage Association (REMIC) (c) (e)	6.000	08/25/32	91,050
9,000	Federal National Mortgage Association	6.022	11/25/10	9,575,528
731	Federal National Mortgage Association (REMIC) (c) (e)	6.500	02/25/33	69,445
1,648	Federal National Mortgage Association (REMIC)	7.000	08/25/20	1,727,596
2,289	Federal National Mortgage Association (REMIC) (c) (e)	7.000	05/25/33	306,989
1,104	Federal National Mortgage Association (d)	7.400	01/19/39	1,158,753
1,020	Federal National Mortgage Association (STRIPS) (c) (e)	7.500	01/01/32	154,156
2,134	Federal National Mortgage Association (STRIPS) (c) (e)	8.000	05/01/30	301,251
923	Federal National Mortgage Association (STRIPS) (c) (e)	9.000	11/01/26	130,876
3,959	Government National Mortgage Association (b) (c) (e)	6.910	12/16/25	405,535
1,988	Government National Mortgage Association (b) (c) (e)	6.960	05/16/32	172,121
1,960	Washington Mutual, Inc. (b)	0.741	04/25/45	613,333
2,310	Washington Mutual, Inc. (b) (c)	0.821	12/25/45	442,606
1,607	Washington Mutual Mortgage Pass-Through Certificates (b) (c)	0.831	07/25/45	392,736

	Total Collateralized Mortgage Obligations 4.2%			32,860,176

See Notes to Financial Statements

Van Kampen U.S. Mortgage Fund
Portfolio of Investments  ■  December 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Asset Backed Securities 0.0%
$323	Federal National Mortgage Association (b)	3.411%	05/28/35	$193,598

	Total Long-Term Investments 94.0% (Cost $744,477,553)			$744,086,801

Description	Contracts	Expiration Date	Exercise Price	Value

Purchased Options 0.1%
90-Day EuroDollar Futures Call, March, 2010 (Cost $310,512)	344	03/20/10	97.750	$799,800

Short-Term Investments 23.6%
Repurchase Agreements 23.0%
Banc of America Securities ($20,512,701 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 12/31/08, to be sold on 01/02/09 at $20,512,713)	20,512,701
Banc of America Securities ($56,698,841 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.03%, dated 12/31/08, to be sold on 01/02/09 at $56,698,935)	56,698,841
Citigroup Global Markets, Inc. ($21,668,347 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 12/31/08, to be sold on 01/02/09 at $21,668,407)	21,668,347
Citigroup Global Markets, Inc. ($61,393,649 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 12/31/08, to be sold on 01/02/09 at $61,393,683)	61,393,649
JPMorgan Chase & Co. ($21,668,347 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.02%, dated 12/31/08, to be sold on 01/02/09 at $21,668,371)	21,668,347

Total Repurchase Agreements 23.0%	181,941,885

See Notes to Financial Statements

Van Kampen U.S. Mortgage Fund
Portfolio of Investments  ■  December 31, 2008  continued

Description	Value

United States Government Agency Obligations 0.6%
United States Treasury Bill ($4,585,000 par, yielding 0.677%, 01/15/09 maturity) (f)	$4,583,812

Total Short-Term Investments 23.6% (Cost $186,525,697)	186,525,697

Total Investments 117.7% (Cost $931,313,762)	931,412,298

Liabilities in Excess of Other Assets (17.6%)	(139,301,333)

Written Options (0.1%)	(496,650)

Net Assets 100.0%	$791,614,315

Percentages are calculated as a percentage of net assets.

The obligations of certain United States Government sponsored entities are neither issued or guaranteed by the United States Treasury.

*	Zero coupon bond

(a)	Security purchased on a when-issued, delayed delivery or forward commitment basis.

(b)	Floating Rate Coupon

(c)	Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(d)	Variable Rate Coupon

(e)	IO—Interest Only

(f)	All or a portion of this security has been physically segregated in connection with open futures contracts and swap contracts.

FHA/VA—Federal Housing Administration/Department of Veterans Affairs
REMIC—Real Estate Mortgage Investment Conduits
STRIPS—Separate Trading of Registered Interest and Principal of Securities
TBA—To be announced, maturity date has not yet been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.

See Notes to Financial Statements

Van Kampen U.S. Mortgage Fund
Portfolio of Investments  ■  December 31, 2008  continued

Futures contracts outstanding as of December 31, 2008:

		Unrealized
		Appreciation/
Futures Contracts	Contracts	Depreciation

Long Contracts:
EuroDollar 90-Day Futures, September 2009 (Current Notional Value of $246,863 per contract)	114	$512,698
U.S. Treasury Notes 2-Year Futures, March 2009 (Current Notional Value of $218,063 per contract)	91	129,304

Total Long Contracts:	205	642,002

Short Contracts:
EuroDollar 90-Day Futures, September 2010 (Current Notional Value of $245,188 per contract)	1	(7,403)
U.S. Treasury Bond 30-Year Futures, March 2009 (Current Notional Value of $138,047 per contract)	82	255,553
U.S. Treasury Notes 10-Year Futures, March 2009 (Current
Notional Value of $125,750 per contract)	928	(7,142,247)
U.S. Treasury Notes 5-Year Futures, March 2009 (Current
Notional Value of $119,055 per contract)	51	29,198

Total Short Contracts:	1,062	(6,864,899)

Total Futures Contracts	1,267	$(6,222,897)

Written options outstanding as of December 31, 2008:

	Exercise	Expiration	# of
Name of Issuer	Price	Date	Contracts	Premium	Value

90-Day EuroDollar Futures Call, March, 2010	$98.25	03/20/10	344	$(171,089)	$(496,650)

See Notes to Financial Statements

Van Kampen U.S. Mortgage Fund
Portfolio of Investments  ■  December 31, 2008  continued

Swap agreements outstanding as of December 31, 2008:
Interest Rate Swaps

		Pay/
	Floating	Receive			Notional
	Rate	Floating	Fixed	Expiration	Amount
Counterparty	Index	Rate	Rate	Date	(000)	Value

Bank of America, N.A.	USD-LIBOR BBA	Pay	4.298%	08/01/13	$40,000	$4,314,564
Bank of America, N.A.	USD-LIBOR BBA	Pay	4.779	10/10/18	71,997	5,249,308
Citibank, N.A., New York	USD-LIBOR BBA	Pay	5.338	05/24/17	33,000	7,270,329
Citibank, N.A., New York	USD-LIBOR BBA	Pay	5.701	07/18/17	10,000	2,646,448
JPMorgan Chase Bank, N.A.	USD-LIBOR BBA	Pay	5.065	09/11/17	32,000	6,891,569
JPMorgan Chase Bank, N.A.	USD-LIBOR BBA	Pay	5.358	05/23/17	32,800	7,277,815

						33,650,033

Bank of America, N.A.	USD-LIBOR BBA	Receive	4.243	10/10/38	16,323	(4,901,566)

Total Interest Rate Swaps						$28,748,467

Swap Collateral Received From Counterparty

Bank of America, N.A.						(4,656,000)
Citibank, N.A., New York						(9,765,000)
JPMorgan Chase Bank, N.A.						(14,650,000)

Total Swap Collateral Received						$(29,071,000)

Total Swap Agreements						$(322,533)

See Notes to Financial Statements

Van Kampen U.S. Mortgage Fund
Financial Statements

Statement of Assets and Liabilities
December 31, 2008

Assets:
Total Investments, including repurchase agreements of $181,941,885 (Cost $931,313,762)	$931,412,298
Cash	156,932,803
Receivables:
Investments Sold	99,784,608
Interest	2,359,222
Variation Margin on Futures	1,725,188
Fund Shares Sold	235,403
Swap Contracts	158,083
Other	253,119

Total Assets	1,192,860,724

Liabilities:
Payables:
Investments Purchased	397,099,633
Fund Shares Repurchased	1,248,715
Income Distributions	617,618
Written Options, at value (premiums received of $171,089)	496,650
Distributor and Affiliates	370,762
Investment Advisory Fee	313,863
Swap Contracts	480,616
Trustees’ Deferred Compensation and Retirement Plans	260,506
Accrued Expenses	358,046

Total Liabilities	401,246,409

Net Assets	$791,614,315

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$947,641,979
Net Unrealized Appreciation	22,298,545
Accumulated Undistributed Net Investment Income	(944,779)
Accumulated Net Realized Loss	(177,381,430)

Net Assets	$791,614,315

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $733,697,401 and 60,040,504 shares of beneficial interest issued and outstanding)	$12.22
Maximum sales charge (4.75%* of offering price)	0.61

Maximum offering price to public	$12.83

Class B Shares:
Net asset value and offering price per share (Based on net assets of $30,503,916 and 2,510,355 shares of beneficial interest issued and outstanding)	$12.15

Class C Shares:
Net asset value and offering price per share (Based on net assets of $12,715,355 and 1,047,244 shares of beneficial interest issued and outstanding)	$12.14

Class I Shares:
Net asset value and offering price per share (Based on net assets of $14,697,643 and 1,198,473 shares of beneficial interest issued and outstanding)	$12.26

*	On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen U.S. Mortgage Fund
Financial Statements  continued

Statement of Operations
For the Year Ended December 31, 2008

Investment Income:
Interest	$53,455,292

Expenses:
Investment Advisory Fee	4,025,146
Distribution (12b-1) and Service Fees
Class A	1,880,656
Class B	364,885
Class C	119,656
Transfer Agent Fees	1,029,955
Custody	285,192
Accounting and Administrative Expenses	243,932
Professional Fees	157,905
Reports to Shareholders	128,787
Registration Fees	63,505
Trustees’ Fees and Related Expenses	33,495
Other	53,316

Total Expenses	8,386,430
Less Credits Earned on Cash Balances	32,930

Net Expenses	8,353,500

Net Investment Income	$45,101,792

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(74,612,298)
Futures	(13,897,441)
Swap Contracts	3,640,722

Net Realized Loss	(84,869,017)

Unrealized Appreciation/Depreciation:
Beginning of the Period	2,081,813

End of the Period:
Investments	98,536
Written Options	(325,561)
Swap Contracts	28,748,467
Futures	(6,222,897)

22,298,545

Net Unrealized Appreciation During the Period	20,216,732

Net Realized and Unrealized Loss	$(64,652,285)

Net Decrease in Net Assets From Operations	$(19,550,493)

See Notes to Financial Statements

Van Kampen U.S. Mortgage Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

From Investment Activities:
Operations:
Net Investment Income	$45,101,792	$52,185,603
Net Realized Loss	(84,869,017)	(8,807,231)
Net Unrealized Appreciation During the Period	20,216,732	13,254,065

Change in Net Assets from Operations	(19,550,493)	56,632,437

Distributions from Net Investment Income:
Class A Shares	(47,391,341)	(58,694,484)
Class B Shares	(1,943,892)	(3,001,554)
Class C Shares	(634,970)	(741,562)
Class I Shares	(1,336,312)	(460,421)

	(51,306,515)	(62,898,021)

Return of Capital Distribution:
Class A Shares	(1,456,688)	-0-
Class B Shares	(59,750)	-0-
Class C Shares	(19,517)	-0-
Class I Shares	(41,075)	-0-

	(1,577,030)	-0-

Total Distributions	(52,883,545)	(62,898,021)

Net Change in Net Assets from Investment Activities	(72,434,038)	(6,265,584)

From Capital Transactions:
Proceeds from Shares Sold	68,188,334	54,378,503
Net Asset Value of Shares Issued Through Dividend Reinvestment	39,394,281	45,908,085
Cost of Shares Repurchased	(175,932,658)	(178,430,581)

Net Change in Net Assets from Capital Transactions	(68,350,043)	(78,143,993)

Total Decrease in Net Assets	(140,784,081)	(84,409,577)
Net Assets:
Beginning of the Period	932,398,396	1,016,807,973

End of the Period (Including accumulated undistributed net investment income of $(944,779) and $480,537, respectively)	$791,614,315	$932,398,396

See Notes to Financial Statements

Van Kampen U.S. Mortgage Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended December 31,
Class A Shares	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$13.26	$13.34	$13.63	$13.94	$14.07

Net Investment Income (a)	0.67	0.72	0.71	0.54	0.43
Net Realized and Unrealized Gain/Loss	(0.93)	0.07	(0.21)	(0.21)	0.10

Total from Investment Operations	(0.26)	0.79	0.50	0.33	0.53

Less:
Distributions from Net Investment Income	0.75	0.87	0.79	0.64	0.66
Return of Capital Distributions	0.03	-0-	-0-	-0-	-0-

Total Distributions	0.78	0.87	0.79	0.64	0.66

Net Asset Value, End of the Period	$12.22	$13.26	$13.34	$13.63	$13.94

Total Return (b)	–1.94%	6.11%	3.79%	2.40%	3.88%
Net Assets at End of the Period (In millions)	$733.7	$860.8	$942.0	$1,082.1	$1,229.1
Ratio of Expenses to Average Net Assets	0.94%	0.94%	0.93%	0.90%	0.94%
Ratio of Net Investment Income to Average Net Assets	5.29%	5.44%	5.29%	3.93%	3.05%
Portfolio Turnover	821%	438%	503%	430%	542%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Van Kampen U.S. Mortgage Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended December 31,
Class B Shares	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$13.19	$13.28	$13.58	$13.89	$14.02

Net Investment Income (a)	0.58	0.62	0.60	0.43	0.32
Net Realized and Unrealized Gain/Loss	(0.94)	0.06	(0.21)	(0.21)	0.10

Total from Investment Operations	(0.36)	0.68	0.39	0.22	0.42

Less:
Distributions from Net Investment Income	0.66	0.77	0.69	0.53	0.55
Return of Capital Distributions	0.02	-0-	-0-	-0-	-0-

Total Distributions	0.68	0.77	0.69	0.53	0.55

Net Asset Value, End of the Period	$12.15	$13.19	$13.28	$13.58	$13.89

Total Return (b)	–2.70%	5.33%	2.94%	1.61%	3.08%
Net Assets at End of the Period (In millions)	$30.5	$44.0	$59.9	$83.7	$115.3
Ratio of Expenses to Average Net Assets	1.71%	1.71%	1.70%	1.68%	1.72%
Ratio of Net Investment Income to Average Net Assets	4.62%	4.68%	4.50%	3.15%	2.27%
Portfolio Turnover	821%	438%	503%	430%	542%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Van Kampen U.S. Mortgage Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended December 31,
Class C Shares	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$13.18	$13.26	$13.56	$13.87	$14.00

Net Investment Income (a)	0.55	0.62	0.60	0.43	0.32
Net Realized and Unrealized Gain/Loss	(0.91)	0.07	(0.21)	(0.21)	0.10

Total from Investment Operations	(0.36)	0.69	0.39	0.22	0.42

Less:
Distributions from Net Investment Income	0.66	0.77	0.69	0.53	0.55
Return of Capital Distributions	0.02	-0-	-0-	-0-	-0-

Total Distributions	0.68	0.77	0.69	0.53	0.55

Net Asset Value, End of the Period	$12.14	$13.18	$13.26	$13.56	$13.87

Total Return (b)	–2.70%	5.34%	2.94%	1.61%	3.08%
Net Assets at End of the Period (In millions)	$12.7	$12.2	$13.1	$16.4	$24.0
Ratio of Expenses to Average Net Assets	1.71%	1.71%	1.70%	1.68%	1.73%
Ratio of Net Investment Income to Average Net Assets	4.44%	4.68%	4.51%	3.15%	2.28%
Portfolio Turnover	821%	438%	503%	430%	542%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Van Kampen U.S. Mortgage Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

			September 25, 2006
			(Commencement of
	Year Ended December 31,		Operations) to
Class I Shares	2008	2007	December 31, 2006

Net Asset Value, Beginning of the Period	$13.26	$13.34	$13.48

Net Investment Income (a)	0.74	0.75	0.17
Net Realized and Unrealized Gain/Loss	(0.93)	0.07	(0.03)

Total from Investment Operations	(0.19)	0.82	0.14

Less:
Distributions from Net Investment Income	0.78	0.90	0.28
Return of Capital Distributions	0.03	-0-	-0-

Total Distributions	0.81	0.90	0.28

Net Asset Value, End of the Period	$12.26	$13.26	$13.34

Total Return (b)	–1.38%	6.37%	1.01% *
Net Assets at End of the Period (In millions)	$14.7	$15.3	$1.8
Ratio of Expenses to Average Net Assets	0.71%	0.70%	0.65%
Ratio of Net Investment Income to Average Net Assets	5.93%	5.68%	4.73%
Portfolio Turnover	821%	438%	503% *

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

*	Non-Annualized

See Notes to Financial Statements

Van Kampen U.S. Mortgage Fund
Notes to Financial Statements  ■  December 31, 2008

1. Significant Accounting Policies
Van Kampen U.S. Mortgage Fund (the “Fund”) is organized as a series of the Van Kampen U.S. Government Trust, a Delaware statutory trust and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide a high level of current income, with liquidity and safety of principal. The Fund commenced investment operations on May 31, 1984. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. If such valuations are not available, then estimates are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Options are valued at the last sale price. Interest rate swaps are valued using market quotations obtained from brokers. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes.

Van Kampen U.S. Mortgage Fund
Notes to Financial Statements  ■  December 31, 2008  continued

Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments carried at value:

	Investments in	Other Financial
Valuation Inputs	Securities	Instruments*

Level 1—Quoted Prices	$799,800	$(6,719,547)
Level 2—Other Significant Observable Inputs	926,545,963	28,748,467
Level 3—Significant Unobservable Inputs	4,066,535	-0-

Total	$931,412,298	$22,028,920

*	Other financial instruments include futures, forwards, written options and swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in
Securities

Balance as of 12/31/2007	$-0-
Accrued discounts/premiums	-0-
Realized gain/loss	(478,937)
Change in unrealized appreciation/depreciation	(5,320,014)
Net purchases/sales	440,540
Net transfers in and/or out of Level 3	9,424,946

Balance, as of 12/31/08	4,066,535

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/08	$(5,320,014)

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may purchase and sell securities on a “when-issued”, “delayed delivery” or “forward commitment” basis, with settlement to occur at a later date. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security so purchased is subject to market fluctuations during this period. Purchasing securities on this basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. The Fund will segregate assets with the custodian having an

Van Kampen U.S. Mortgage Fund
Notes to Financial Statements  ■  December 31, 2008  continued

aggregate value at least equal to the amount of the when-issued, delayed delivery or forward purchase commitments until payment is made. At December 31, 2008, the Fund had $397,099,633 of when-issued, delayed delivery or forward purchase commitments.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro-rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 2008, the Fund had an accumulated capital loss carry forward for tax purposes of $182,263,848 which will expire according to the following schedule:

Amount	Expiration

$1,926,693	December 31, 2010
36,308,459	December 31, 2011
12,401,391	December 31, 2013
22,075,074	December 31, 2014
18,400,921	December 31, 2015
91,151,310	December 31, 2016

Van Kampen U.S. Mortgage Fund
Notes to Financial Statements  ■  December 31, 2008  continued

At December 31, 2008, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$931,314,303

Gross tax unrealized appreciation	15,275,928
Gross tax unrealized depreciation	(15,177,933)

Net tax unrealized appreciation on investments	$97,995

E. Distribution of Income and Gains The Fund declares and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, including a portion of premiums received from written options, and a portion of futures gains, which are included as ordinary income for tax purposes.
The tax character of distributions paid during the years ended December 31, 2008 and 2007 were as follows:

	2008	2007

Distributions paid from:
Ordinary income	$52,004,095	$63,109,811
Return of capital	1,577,030	-0-

	$53,581,125	$63,109,811

Permanent differences, primarily due to a capital loss carryforward of $20,507,262 expiring in the current year, net realized gains/losses on swap contracts, and paydowns on mortgage backed securities, resulted in the following reclassifications among the Fund’s components of net assets at December 31, 2008:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital

$4,779,407	$15,727,855	$(20,507,262)

As of December 31, 2008, there were no components of distributable earnings on a tax basis.
Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of open futures transactions on December 31, 2008.

F. Credits Earned on Cash Balances During the year ended December 31, 2008, the Fund’s custody fee was reduced by $32,930 as a result of credits earned on cash balances.

Van Kampen U.S. Mortgage Fund
Notes to Financial Statements  ■  December 31, 2008  continued

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $1 billion	.470%
Next $500 million	.445%
Next $500 million	.420%
Next $500 million	.395%
Next $2.5 billion	.370%
Next $2.5 billion	.345%
Next $2.5 billion	.320%
Next $2.5 billion	.295%
Over $12.5 billion	.270%

For the year ended December 31, 2008, the Fund recognized expenses of approximately $25,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended December 31, 2008, the Fund recognized expenses of approximately $119,100 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 2008, the Fund recognized expenses of approximately $559,300 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $150,700 are included in “Other” assets on the Statement of Assets and Liabilities at December 31, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year

Van Kampen U.S. Mortgage Fund
Notes to Financial Statements  ■  December 31, 2008  continued

period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended December 31, 2008, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $47,200 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $62,300. Sales charges do not represent expenses of the Fund.

3. Capital Transactions
For the years ended December 31, 2008 and 2007, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	December 31, 2008		December 31, 2007
	Shares	Value	Shares	Value

Sales:
Class A	2,943,572	$36,745,716	2,542,589	$33,596,657
Class B	393,789	4,907,023	375,905	4,938,308
Class C	380,782	4,715,487	178,369	2,346,968
Class I	1,715,592	21,820,108	1,019,232	13,496,570

Total Sales	5,433,735	$68,188,334	4,116,095	$54,378,503

Dividend Reinvestment:
Class A	2,955,384	$37,018,070	3,224,155	$42,658,679
Class B	145,672	1,819,820	201,119	2,649,073
Class C	44,404	551,749	45,617	599,947
Class I	373	4,642	29	386

Total Dividend Reinvestment	3,145,833	$39,394,281	3,470,920	$45,908,085

Repurchases:
Class A	(10,782,643)	$(134,792,892)	(11,465,491)	$(151,689,391)
Class B	(1,365,770)	(17,056,938)	(1,751,102)	(23,071,474)
Class C	(307,154)	(3,815,429)	(279,100)	(3,669,690)
Class I	(1,673,575)	(20,267,399)	(2)	(26)

Total Repurchases	(14,129,142)	$(175,932,658)	(13,495,695)	$(178,430,581)

4. Redemption Fee
Until November 3, 2008, the Fund assessed a 2% redemption fee on the proceeds of Fund shares that were redeemed (either by sale or exchange) within seven days of purchase. The redemption fee was paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended December 31, 2008, Fund received redemption fees of approximately $1,600 which are reported as part of “Cost of Shares Repurchased” on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. Effective November 3, 2008, the redemption fee is no longer applied.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government securities, were $15,752,144 and $91,921,349,

Van Kampen U.S. Mortgage Fund
Notes to Financial Statements  ■  December 31, 2008  continued

respectively. The cost of purchases and proceeds from sales of long-term U.S. Government securities, including paydowns on mortgage-backed securities and excluding short-term investments, were $8,481,446,461 and $8,874,002,799, respectively.

6. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Summarized below are the specific types of derivative financial instruments used by the Fund.

A. Futures Contracts A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds or Notes for duration and risk management purposes and typically closes the contract prior to the delivery date. These contracts are generally used to manage the Fund’s effective maturity and duration. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to the rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
Transactions in futures contracts for the year ended December 31, 2008 were as follows:

Contracts

Outstanding at December 31, 2007	3,179
Futures Opened	17,930
Futures Closed	(19,842)

Outstanding at December 31, 2008	1,267

B. Interest Rate Swaps The Fund may enter into interest rate swaps primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps are contractual agreements to exchange interest payment calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into swaps on a net basis, i.e., the two payment are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each swap on a daily basis. This net amount

Van Kampen U.S. Mortgage Fund
Notes to Financial Statements  ■  December 31, 2008  continued

is recorded within unrealized appreciation/depreciation on swap contracts. Upon cash settlement of the payments, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. If there is a default by the counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. In addition, all counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is disclosed in the table following the Portfolio of Investments. Cash collateral has been offset against open swap contracts under the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts an interpretation of APB Opinion No. 10 and FASB Statement No. 105 and are included within ‘Swap Contracts” on the Statement of Assets and Liabilities. For cash collateral received, the Portfolio pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized loss on swap contracts on the Statement of Operations. Restricted cash, if any, for segregating purposes is shown on the Statement of Assets and Liabilities.

C. Option Contracts An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise (strike) price during a specified period. The Fund may purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying (or similar) instrument. The risk associated with purchasing put and call options is limited to the premium paid. Purchased options are reported as part of “Total Investments” on the Statement of Assets and Liabilities. Premiums paid for purchasing options which expire are treated as realized losses.
The Fund may write covered call and put options. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying securities to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk the Fund may no be able to enter into a closing transaction because of an illiquid market.

Van Kampen U.S. Mortgage Fund
Notes to Financial Statements  ■  December 31, 2008  continued

Transaction in written call options were as follows:

	Number of Contracts	Premium Received

Options outstanding at December 31, 2007	-0-	$-0-
Options written	344	171,089
Options terminated in closing purchase transactions	-0-	-0-
Options exercised	-0-	-0-
Options expired	-0-	-0-

Options outstanding at December 31, 2008	344	$171,089

7. Mortgage Backed Securities
The Fund may invest in various types of Mortgage Backed Securities. A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies—Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS’s.
These securities derive their value from or represent interests in a pool of mortgages, or mortgage securities. Mortgage securities are subject to prepayment risk—the risk that, as mortgage interest rates fall, borrowers will refinance and “prepay” principal. A fund holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance resulting in lower prepayments. This can effectively extend the maturity of a fund’s mortgage securities resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.
To the extent a fund invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies.
An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payment on their mortgages.

8. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will

Van Kampen U.S. Mortgage Fund
Notes to Financial Statements  ■  December 31, 2008  continued

incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $8,633,700 and $126,000 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

9. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. Accounting Pronouncement
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Van Kampen U.S. Mortgage Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen U.S. Mortgage Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen U.S. Mortgage Fund (the Fund), including the portfolio of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen U.S. Mortgage Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 19, 2008

Van Kampen U.S. Mortgage Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen U.S. Mortgage Fund
Trustee and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Van Kampen U.S. Mortgage Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC 4370 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc., and Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Van Kampen U.S. Mortgage Fund
Trustee and Officer Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy† (60) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1995	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (57) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 1993	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Van Kampen U.S. Mortgage Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1984	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Van Kampen U.S. Mortgage Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

Van Kampen U.S. Mortgage Fund
Trustee and Officer Information continued
Interested Trustees:*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1984	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Van Kampen U.S. Mortgage Fund
Trustee and Officer Information  continued

Officers:
Term of
Office and
	Position(s)	Length of
Name, Age	Held with	Time	Principal Occupation(s)
and Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of Van Kampen Investments Inc., the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005.

Kevin Klingert (45) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2004	Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser since July 2004. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

Van Kampen U.S. Mortgage Fund
Trustee and Officer Information continued
Term of
Office and
	Position(s)	Length of
Name, Age	Held with	Time	Principal Occupation(s)
and Address of Officer	Fund	Served	During Past 5 Years

John L. Sullivan (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (47) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

Van Kampen U.S. Mortgage Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

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Van Kampen U.S. Mortgage Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen U.S. Mortgage Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen U.S. Mortgage Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

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Van Kampen U.S. Mortgage Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

40, 340, 540, 640
USGFANN 2/09
IU09-00527P-Y12/08

Item 2. Code of Ethics.
(a)	The Trust has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Due to personnel changes at the Adviser, the list of covered officers set forth in Exhibit B was amended in June 2008 and November 2008 and the general counsel’s designee set forth in Exhibit C was amended in January 2008. All three editions of Exhibit B and both editions of Exhibit C are attached.

(d)	Not applicable.

(e)	Not applicable.

(f)
(1)	The Trust’s Code of Ethics is attached hereto as Exhibit 12(1).

(2)	Not applicable.

(3)	Not applicable.
Item 3. Audit Committee Financial Expert.
The Trust’s Board of Trustees has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Trustees : Rod Dammeyer, Jerry D. Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:
2008

	Registrant		Covered Entities(1)
Audit Fees	$75,800		N/A

Non-Audit Fees
Audit-Related Fees	$0		$300,200	(2)
Tax Fees	$3,400	(3)	$99,522	(4)
All Other Fees	$0		$688,963	(5)
Total Non-Audit Fees	$3,400		$1,088,685

Total	$79,200		$1,088,685
2007

	Registrant		Covered Entities(1)
Audit Fees	$68,300		N/A

Non-Audit Fees
Audit-Related Fees	$0		$731,800	(2)
Tax Fees	$3,100	(3)	$59,185	(4)
All Other Fees	$0		$211,105	(6)
Total Non-Audit Fees $	3,100		$1,002,090

Total	$71,400		$1,002,090

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)	Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax.

(4)	Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5)	All Other Fees represent attestation services provided in connection with performance presentation standards, and a regulatory compliance project performed.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:
JOINT AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
VAN KAMPEN FUNDS
AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 20041
1. STATEMENT OF PRINCIPLES
     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.2
     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.
     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

[1]	This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

[2]	Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

     The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.
2. Delegation
     As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
3. Audit Services
     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
     The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
4. Audit-related Services
     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or, to the extent they are Covered Services, the Covered Entities’ financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.
     The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
5. Tax Services
     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the

Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.
     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).
6. All Other Services
     The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
     The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     A list of the SEC’s prohibited non-audit services is attached to this policy as Appendix B.5. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.
7. Pre-Approval Fee Levels or Budgeted Amounts
     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
8. Procedures
     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
     The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix B.7. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9. Additional Requirements
     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.
10. Covered Entities
     Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

-	Van Kampen Investments Inc.
-	Van Kampen Asset Management
-	Van Kampen Advisors Inc.
-	Van Kampen Funds Inc.
-	Van Kampen Investor Services Inc.
-	Morgan Stanley Investment Management Inc.
-	Morgan Stanley Trust Company
-	Morgan Stanley Investment Management Ltd.
-	Morgan Stanley Investment Management Company
-	Morgan Stanley Asset & Investment Trust Management Company Ltd.
(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (included herein).
(f)	Not applicable.

(g)	See table above.
(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
(a) The Trust has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry D. Choate, Rod Dammeyer. (b) Not applicable.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen U.S. Government Trust

By: Name:	/s/ Edward C. Wood III Edward C. Wood III
Title:	Principal Executive Officer
Date:	February 19, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: Name: Title: Date:	/s/ Edward C. Wood III Edward C. Wood III Principal Executive Officer February 19, 2009

By: Name:	/s/ Stuart N. Schuldt Stuart N. Schuldt
Title:	Principal Financial Officer
Date:	February 19, 2009